FORM 8-K
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 1, 2007
DUSA PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	0-19777 (Commission File Number)	22-3103129 (IRS Employer Identification Number)
25 Upton Drive
Wilmington, Massachusetts 01887
(Address of principal executive offices, including ZIP code)
(978) 657-7500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 — Amendment to Articles of Incorporation or By-laws; Change in Fiscal Year.
     On November 1, 2007, the Board of Directors of DUSA Pharmaceuticals, Inc. (the “Company”) adopted amendments to Article V, Sections 1 and 2 of the Company’s By-laws to allow shares of the Company’s capital stock to be evidenced by certificates or book entry. The purpose of the amendment is to enable the Company to comply with NASDAQ rules that require that securities listed on NASDAQ be eligible to participate in the Depository Trust Company’s direct registration system. The amendments are effective November 1, 2007. The amended By-laws are filed with this report as Exhibit 3.1 and are incorporated herein by reference.
Item 9.01 — Financial Statement and Exhibits

3.1	By-laws of DUSA Pharmaceuticals, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUSA PHARMACEUTICALS, INC.
Dated: November 2, 2007	By:	/s/ Robert F. Doman
Robert F. Doman, President and Chief Executive Officer

Exhibit Index

3.1	By-laws of DUSA Pharmaceuticals, Inc.